Business combination	12 Months Ended
Mar. 31, 2019
Statement [LineItems]
Business combination

6. Business combination

Summary of material acquisitions during the year ended March 31, 2017 is given below:

Appirio Inc.

On November 23, 2016, the Company obtained full control of Appirio Inc. (“Appirio”). Appirio is a global services company that helps customers create next-generation employee and customer experiences using latest cloud technology services. This acquisition will strengthen Wipro’s cloud application service offerings. The acquisition was consummated for a consideration of ₹ 32,402 (USD 475.7 million).

The following table presents the allocation of purchase price:

Description	Pre-acquisition carrying amount		Fair value adjustments		Purchase price allocated
Net assets	₹	526	₹	(29)	₹	497
Technology platform		436		(89)		347
Customer related intangibles		—		2,323		2,323
Brand		180		2,968		3,148
Alliance relationship		—		858		858
Deferred tax liabilities on intangible assets		—		(2,791)		(2,791)

Total	₹	1,142	₹	3,240	₹	4,382
Goodwill						28,020

Total purchase price					₹	32,402

Net assets acquired include ₹ 85 of cash and cash equivalents and trade receivables valued at ₹ 2,363.

The goodwill of ₹ 28,020 comprises value of acquired workforce and expected synergies arising from the acquisition. Goodwill is not deductible for income tax purposes.

If the acquisition had occurred on April 1, 2016, management estimates that consolidated revenue for the Company would have been ₹ 559,575 and the profit after taxes would have been ₹ 85,424 for twelve months ended March 31, 2017. The pro-forma amounts are not necessarily indicative of the results that would have occurred if the acquisition had occurred on date indicated or that may result in the future.

Summary of material acquisitions during the year ended March 31, 2018 is given below:

During the year ended March 31, 2018, the Company has completed four business combinations (which individually and in aggregate are not material) for a total consideration of ₹ 6,924. These transactions include (a) an acquisition of IT service provider which is focused on Brazilian markets, (b) an acquisition of a design and business strategy consultancy firm based in United States, and (c) acquisition of intangible assets, assembled workforce and a multi-year service agreement which qualify as business combinations.

The following table presents the allocation of purchase price:

Description	Purchase price allocated
Net assets	₹	5
Customer related intangibles		5,565
Other intangible assets		169

Total	₹	5,739
Goodwill		1,185

Total purchase price	₹	6,924

The goodwill of ₹ 1,185 comprises value of acquired workforce and expected synergies arising from the acquisition. The goodwill was allocated among the reportable operating segments and is partially deductible for U.S. federal income tax purpose.

Net assets acquired include ₹ 58 of cash and cash equivalents and trade receivables valued at ₹ 215.

Alight LLC [member]
Statement [LineItems]
Business combination

32. As part of a customer contract with Alight LLC, Wipro has acquired Alight HR Services India Private Limited (currently known as Wipro HR Services India Private Limited) for a consideration of ₹ 8,275 (USD 117). Considering the terms and conditions of the agreement, the Company has concluded that this transaction does not meet the definition of Business under IFRS 3. The transaction was consummated on September 1, 2018. Net assets taken over was ₹ 4,128. The excess of consideration paid and net assets taken over is accounted as ‘costs to obtain contract’, which will be amortized over the tenure of the contract as reduction in revenues.